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                                                                    Exhibit 99.1

Contact:  Mark Semer or Jim Fingeroth
          Kekst and Company
          (212) 521-4800

             BKF CAPITAL GROUP ADOPTS CORPORATE GOVERNANCE CHANGES; ELECTION OF DIRECTORS IS NOW ONLY ISSUE IN STOCKHOLDER VOTE

                   ELIMINATES CLASSIFIED BOARD AND RIGHTS PLAN

                    ANNUAL MEETING POSTPONED TO JUNE 23, 2005

     NEW YORK, June 8, 2005 - BKF Capital Group, Inc. (NYSE: BKF) today announced that its Board of Directors has adopted several important corporate governance changes relating to takeover defenses. Recent communications with stockholders have led the Board to conclude that the core issue for stockholders at the Company's 2005 Annual Meeting of Stockholders - the election of directors that can profoundly impact the business, future direction and value of the Company - was being obscured by arguments relating to takeover defenses and the potential for a sale of the business.

     In that regard, BKF also reported today that earlier in 2005, as well as in 2001, the Board retained Merrill Lynch & Co. and Peter J. Solomon Company to explore strategic alternatives for BKF, including a possible sale of the Company. In 2005, Merrill Lynch contacted a number of firms that Merrill Lynch and the Company considered to be potential acquirers because of their ability to leverage the Company's investment businesses with their own distribution and capital. Firms contacted included both U.S. and foreign-based firms, all of which have active asset management businesses and many of which have been active acquirers of asset management businesses in recent years. BKF signed confidentiality agreements and held meetings with several of them, but none of these activities resulted in any offer for all or any part of the Company.

     The governance changes include the following:

     - The BKF Board modified its original board declassification proposal by making the declassification EFFECTIVE IMMEDIATELY upon stockholder approval so that all directors will stand for election to one-year terms at the next annual meeting and by eliminating the supermajority vote requirement for removal of directors.

     - BKF's stockholder rights plan will be eliminated, effective as of the date of the Annual Meeting.

     - The BKF Board adopted a bylaw amendment to provide that the holders of at least 25% of the outstanding shares of the Company's common stock can require the Company to call a special meeting of stockholders. The bylaw amendment also provides that this amended provision may only be repealed, modified or amended by the stockholders.
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     In light of the significance of these changes, the BKF Board has postponed the Annual Meeting to June 23, 2005, from June 9, 2005, to allow stockholders time to consider the election of directors. Neither the record date for the meeting nor the shareholders entitled to vote will change. Existing proxy cards remain valid.

     The BKF Board strongly urges all BKF stockholders to vote the WHITE proxy card in favor of BKF's Board nominees. If you have any questions or need assistance in voting your WHITE proxy card, please call:

                        (MACKENZIE PARTNERS, INC. LOGO)

                               105 Madison Avenue
                            New York, New York 10016
                           proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                                       Or
                            Toll-Free (800) 322-2885

     The text of BKF's letter to shareholders dated June 8, 2005, announcing these changes follows:

     "To Our Stockholders:

               We are enclosing a notice of annual meeting of stockholders following postponement and a supplement to the proxy statement of BKF Capital Group, Inc., a Delaware corporation (the "Company"), dated May 10, 2005, relating to the annual meeting. This supplement contains information about several modifications to the description of the proposals to be acted upon by our stockholders. We urge you to read this supplement carefully together with the Company's proxy statement.

               As the Company announced today and as described in the notice of annual meeting following postponement, we have postponed the date of the annual meeting, which was previously scheduled for June 9, 2005. The annual meeting will now be held on June 23, 2005, at 8:00 a.m., at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York.

               Please note that neither the record date for determining stockholders entitled to vote at the annual meeting nor the matters on which the board of directors is asking stockholders to vote have changed. The record date remains April 25, 2005, and, accordingly, the stockholders entitled to vote at the annual meeting remain the same. In addition, at the annual meeting, the stockholders will vote on all of the proposals contained in the proxy statement of the Company dated May 10, 2005 previously sent to you. There are no new proposals for your consideration. However, as described in the supplement, the descriptions of Items 1, 2, 5 and 7 have been revised, as has the text of amendment to our Restated Certification of Incorporation proposed in Item 2, as set forth
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  in Appendix A to the supplement. The Company's proxy statement otherwise remains the same. Previously submitted proxy cards remain valid.

               The Board of Directors of the Company has elected to make these modifications and to postpone the date of the Annual Meeting out of the concern, borne out from communications with our stockholders, that the core issue that stockholders must decide at the annual meeting - the election of directors that could profoundly impact the business, future direction and value of the Company - is being obscured by arguments relating to takeover defenses and the potential sale of the business. In particular, there is concern that the debate over (1) the stockholder resolution to engage an investment banker to pursue the sale of the Company (Item 5), (2) the stockholder resolution with respect to the Company's rights plan (Item 7) and (3) the differences between Steel Partners II, L.P.'s approach to declassifying the Board and that of the Company (Item
  2), along with various ad hominem attacks that have been made, has taken stockholders' attention away from the value at risk in the election of directors at the annual meeting.

               In order to refocus the debate on the core issue confronting stockholders, the Board of Directors took the following steps on June 7, 2005.

          - ANNOUNCEMENT OF REVIEW OF STRATEGIC ALTERNATIVES. The Board of Directors announced that earlier this year, as well as in 2001, the Board retained Merrill Lynch & Co. and Peter J. Solomon Company as its financial advisors to explore strategic alternatives, including a possible sale of the Company. In 2005, Merrill Lynch contacted a number of firms that Merrill Lynch and the Company considered to be potential acquirors of the Company because of their ability to leverage the Company's investment businesses with their own distribution and capital. Firms contacted included both U.S. and foreign-based firms, all of which have active asset management businesses and many of which have been active acquirers of asset management businesses in recent years. The Company signed confidentiality agreements and held meetings with several of them, although none of these activities resulted in any offer for all or any part of the Company.

               The Board made this announcement because we feel that it is vitally important for our stockholders to be fully informed before casting their votes for director. Those stockholders who are agitating for the pursuit of a sale transaction are advocating a course that we have already pursued. Moreover, we do not believe that the announcement of our recent strategic reviews at this juncture significantly increases the instability and risk of client and personnel loss above that already fostered by the current proxy contest regarding directors. These actions render the stockholder proposal in Item 5 essentially moot.

          - ELIMINATION OF RIGHTS PLAN. The Board approved the full redemption of the rights under the Company's rights plan effective as of the date on which the
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               annual meeting is held. The elimination of the rights plan renders the stockholder proposal in Item 7 moot.

          - ADOPTION OF BYLAW AMENDMENT TO GIVE STOCKHOLDERS THE ABILITY TO CALL SPECIAL MEETINGS. The Board adopted a bylaw amendment to provide that the holders of at least 25% of the outstanding shares of the Company's common stock can require the Company to call a special meeting of stockholders. The bylaw amendment also provides that the amended provision may only be repealed, modified or amended by the stockholders.

          - ACCELERATED DECLASSIFICATION OF THE BOARD. The Board also modified its original board declassification proposal by making declassification effective immediately upon stockholder approval so that all directors will stand for election to one-year terms at the next annual meeting and by eliminating the supermajority vote requirement for removal of directors. This modified proposal is intended to conform the standards applicable to the election and removal of directors of the Company closely with the general background standards under Delaware law in the absence of a classified board. The modifications address the issues raised by Steel Partners II, L.P., and render the stockholder proposal in
               Item 6 moot. Moreover, these modifications, in combination with the bylaw amendment adopted by the Board as described above, empower stockholders to directly influence the direction and composition of the Board at any time.

               The Board of Directors also elected to postpone the annual meeting to June 23, 2005, in order to give stockholders the opportunity to consider the director election issue in light of the Board's recent actions.

               In considering this core issue, we ask our stockholders to reflect on the following. Throughout this proxy contest and over the years, the Board of Directors and management of the Company have continually sought to demonstrate their commitment to building stockholder value. The Board has expressed its goal of developing a larger and more diversified business including long-only and alternative investment strategies, adopted a dividend policy that pays out approximately 70% of annual cash free cash flow to stockholders, amended and eliminated the Company's rights plan and proposed changes to the Company's charter to facilitate strategic transactions and eliminate the classified board structure.

               In the past few months, the Board and management have also sought to highlight the risk to stockholder value posed by Steel Partners II, L.P.'s election contest. Steel Partners II, L.P. has not put forth any business plan, let alone a credible one, and the Board and management are hard-pressed to envision how they will add value to the Company.

               In the time leading up to the annual meeting, we encourage our stockholders to consider carefully the only remaining issue: the relative ability of the director nominees to preserve, develop and realize stockholder value. Under the leadership of our
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  current Board of Directors and management, we have made progress in our development as a business, and we believe the Board has positioned the Company to build on that progress. As such, we strongly urge all of our stockholders to vote the WHITE proxy card in favor of the Company's director nominees.

                                      The Board of Directors"


                                    #  #  #

THE COMPANY AND ITS DIRECTORS AND CERTAIN OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS. ADDITIONAL INFORMATION WITH RESPECT TO THOSE DIRECTORS AND CERTAIN OFFICERS AND THEIR OWNERSHIP OF THE COMPANY'S STOCK IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT RELATING TO THE 2005 ANNUAL MEETING OF STOCKHOLDERS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 10, 2005.

STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMPANY'S SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING BECAUSE IT CONTAINS IMPORTANT INFORMATION. STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES MAY OBTAIN FREE OF CHARGE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ALSO MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE COMPANY AT ONE ROCKEFELLER PLAZA, 19TH FLOOR, NEW YORK, NEW YORK 10020 OR BY CALLING (800) BKF-1891.

This press release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of BKF and statements preceded by, followed by or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, which constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). For those statements, BKF claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are based on BKF's current expectations and are susceptible to a number of risks, uncertainties and other factors, and BKF's actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include the following: retention and ability of qualified personnel; the performance of the securities markets and of value stocks in particular; the investment performance of client accounts; the retention of significant client and/or distribution relationships; competition; the existence or absence of adverse publicity; changes in business strategy; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; and other risks and uncertainties referred to in this document and in BKF's other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond BKF's control. BKF will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is BKF's policy generally not to make any specific projections as to future earnings, and BKF does not endorse any projections regarding future performance that may be made by third parties.